UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2026

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(e)       Compensatory Arrangements.

Long-Term Incentive Plan

On March 6, 2026, in connection with the annual grant of restricted stock units (“RSUs”) that include time-vesting RSUs and performance-vesting RSUs pursuant to the Long-Term Incentive Plan (the “LTIP”), which is a sub-plan of the First United Corporation 2018 Equity Compensation Plan, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of First United Corporation (the “Corporation”) revised certain terms applicable to the performance-vesting RSUs. The revised terms are set forth in a new Appendix A to the LTIP, a copy of which is filed herewith as Exhibit 10.1.

An RSU contemplates the issuance of shares of common stock of the Corporation if and when the RSUs vest. The total values of awards are based on a specified percentage of the grantee’s base salary as of December 31, 2025 and are composed of time-vesting RSUs and performance-vesting RSUs.

The performance-vesting RSUs contemplate a three-year performance period ending on December 31, 2028. Under the revised terms, the performance goals are now return on average equity (“ROAE”) and growth in tangible book value per share (“TBVPSG”) as measured against the ROAE and TBVPSG of a custom peer group consisting of 103 publicly-traded banks with total assets of between $1.0 billion and $4.2 billion at December 31, 2025. The performance goals, which may be individually achieved within the threshold, target and maximum performance levels, are now stated as percentiles of the peer group’s performance. The peer group is closed, provided that any peer that is acquired will be removed from the group and any peer that fails will be recorded with a -99% performance result for both goals.

The table below outlines the threshold, target and maximum performance goals and related payout rates.

Performance Level	Performance Goal	Payout Rate (of total Award)
Threshold - ROAE	25th Percentile	25%
Threshold - TBVPSG	25th Percentile	25%
Target - ROAE	50th Percentile	50%
Target – TBVPSG	50th Percentile	50%
Maximum – ROAE	75th Percentile	75%
Maximum – TBVPSG	75th Percentile	75%

The performance-vesting RSUs are evidenced by Restricted Stock Unit Award Agreements (Performance-Vesting) that contain customary terms and conditions for these types of equity awards, the forms of which were filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020. A summary of the material terms of the LTIP can be found in Item 5.02 of the Corporation’s Current Report on Form 8-K, filed with the SEC on March 16, 2020 (the “2020 Form 8-K”), under the heading, “First United Corporation Long-Term Incentive Plan”, which summary is incorporated herein by reference. A copy of the LTIP was filed as Exhibit 10.1 to the 2020 Form 8-K. A summary of the material terms of 2018 Equity Compensation Plan can be found in the Corporation’s definitive proxy statement on Schedule 14A, filed with the SEC on March 20, 2018, under the heading, “APPROVAL OF THE EQUITY PLAN (Proposal 2)”, which summary is incorporated herein by reference. A copy of the 2018 Equity Compensation Plan was filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K that was filed with the SEC on May 21, 2018.

Short-Term Incentive Plan

As disclosed in the 2020 Form 8-K, the Compensation Committee has also adopted a Short-Term Incentive Plan (the “STIP”), which is a cash incentive award program intended to reward executives for the Corporation’s annual performance, with incentive goals selected each year by the Compensation Committee. A summary of the material terms of the STIP can be found in Item 5.02 of the 2020 Form 8-K under the heading, “First United Corporation Short-Term Incentive Plan”, which summary is incorporated herein by reference. A copy of the STIP was filed as Exhibit 10.2 to the 2020 Form 8-K.

On March 6, 2026, the Compensation Committee revised the incentive goals when it granted award opportunities under the STIP for 2026 to the Corporation’s principal executive officer (Jason B. Rush), its principal financial officer (Tonya K. Sturm), and its other executive officers, including Robert L. Fisher, II who is a named executive officer. For the 2026 award opportunities, the performance metrics are based on return on average assets, efficiency ratio, average delinquencies as a percentage of total loans, and individual performance criteria that are specific to each officer. Each officer’s specific metrics for his or her 2026 award opportunity are set forth in a revised Appendix A to the STIP, a copy of which is filed as Exhibit 10.1 hereto, are not material, are considered confidential by the Corporation until the financial results for 2026 have been determined, and will be disclosed as and when required by Item 402 of the SEC’s Regulation S-K. The following table provides information about the cash awards that could be earned by these officers for 2026 and paid in 2027 under the STIP:

GRANTS OF PLAN-BASED AWARDS

Name	Year	Estimated Possible Annual Payouts Under the STIP ($)
		Threshold	Target	Maximum (Stretch)
Jason B. Rush	2026	$71,250	$142,500	$213,750
Tonya K. Sturm	2026	$36,796	$73,593	$110,389
Robert L. Fisher, II	2026	$39,347	$78,693	$118,040

The Committee currently intends to also use the revised incentive goals for award opportunities granted in future years. The Corporation will file an amended Appendix A as an exhibit to a Current Report on Form 8-K if the goals materially change with respect to a future year.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

10.1	Revised Appendix A to the First United Corporation Long-Term Incentive Plan (filed herewith)

10.2	Revised Appendix A to the First United Corporation Short-Term Incentive Plan (filed herewith)*

104	Cover page interactive data file (embedded within the iXBRL document)

*	Portions of Exhibit 10.2, identified in brackets, are excluded because they are both not material and would likely cause competitive harm to the Corporation if publicly disclosed. Such information will be disclosed as, if and when required pursuant to Item 402 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: March 12, 2026	By:	/s/ Tonya K. Sturm
		Name:	Tonya K. Sturm
		Title:	Executive Vice President and CFO